SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

        Date of report (date of earliest event reported): July 28, 1999

                            DUKE CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)

     DELAWARE                           0-23977                 51-0282142
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
  incorporation)                                             Identification No.)

526 South Church Street
Charlotte, North Carolina                                      28202-1904
(Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code: 704-594-6200

Item 5. Other Events.

     Duke Capital Corporation (the "registrant"), through its wholly owned subsidiary Duke Energy International, L.L.C. ("DEI") recently acquired, or entered into agreements to acquire, approximately 3,800 megawatts of power generation facilities in Latin America for a total cost of approximately $1.2 billion. Further descriptions of the transactions may be found below and in the press releases incorporated by reference as exhibits to this Form 8-K.

     On August 4, 1999, the registrant acquired 71% of the voting stock of Companhia de Geracao de Energia Electrica Paranapanema ("Paranapanema"), the eleventh largest generating company in Brazil. The acquisition was the result of the registrant's winning bid of approximately $680 million submitted July 28, 1999, in the on-going privatization of Brazil's electric utilities. Located in the state of Sao Paulo, Paranapanema has a total installed capacity of 2,307 megawatts and includes eight hydroelectric generating facilities along the Paranapanema River.

     The registrant was the successful bidder on July 30, 1999 in a privatization of an 80% interest in the generating company, Generadora Acajutla, S.A. de C.V., and a 97% interest in the generating company, Generadora Salvadorena, S.A. de C.V., presently owned by El Salvador. The bid was $125 million for a controlling interest in 275 megawatts of thermal power generation. The transaction is expected to close in early September.

     The registrant entered into an agreement on August 2, 1999 to acquire the hydroelectric, natural gas and diesel power generation businesses of Dominion Resources, Inc. in four countries in South America for $405 million. The transaction is expected to close before the end of the year after receipt of appropriate government consents and approvals. The businesses being acquired have gross ownership interest totaling approximately 1,200 megawatts of gross generation capacity.

     Upon completion of all three transactions, the registrant's portfolio of Latin American and Asia-Pacific assets will include operations and ownership interests in approximately 6,700 megawatts of power generation, approximately 1,800 miles of natural gas pipeline and 245 miles of electric transmission, located in Argentina, Australia, Belize, Bolivia, Brazil, Chile, Ecuador, El Salvador, Indonesia, New Zealand and Peru.

     Copies of press releases issued by the registrant's parent, Duke Energy Corporation, announcing the acquisitions described above are incorporated by reference herein as Exhibits 99.1, 99.2 and 99.3 respectively, and are also incorporated by reference in the above description.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         The following exhibits are incorporated by reference herein:

         99.1. Press Release of registrant dated July 28, 1999 (incorporated by reference to Exhibit 99.1 to Form 8-K of Duke Energy Corporation, filed August 5, 1999)

         99.2 Press Release of registrant dated July 30, 1999 (incorporated by reference to Exhibit 99.2 to Form 8-K of Duke Energy Corporation, filed August 5, 1999)

         99.3 Press Release of registrant dated August 2, 1999 (incorporated by reference to Exhibit 99.3 to Form 8-K of Duke Energy Corporation, filed August 5, 1999)

                                    SIGNATURE

       Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DUKE CAPITAL CORPORATION
                                                (registrant)




                                          By:   ________________________
                                                Richard J. Osborne
                                                Vice President
                                                and Chief Financial Officer

Dated:  August 5, 1999

                                 Exhibit Index

Exhibit                        Description
-------                        -----------

99.1 Press Release of registrant dated July 28, 1999 (incorporated by reference to Exhibit 99.1 to Form 8-K of Duke Energy Corporation, filed August 5, 1999)
99.2 Press Release of registrant dated July 30, 1999 (incorporated by reference to Exhibit 99.2 to Form 8-K of Duke Energy Corporation, filed August 5, 1999)
99.3 Press Release of registrant dated August 2, 1999 (incorporated by reference to Exhibit 99.3 to Form 8-K of Duke Energy Corporation, filed August 5, 1999)